UNITED STATES

           SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C. 20549


                       FORM 8-K


                    CURRENT REPORT

           Pursuant to Section 13 OR 15(d) of
         The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 15, 2004


                   HemaCare Corporation
  (Exact name of registrant as specified in its charter)


  California              000-15223  		  95-3280412
(State or other          (Commission            (IRS Employer
jurisdiction		 File Number)         Identification No.)
of incorporation)

           21101 Oxnard Street,Woodland Hills, CA     91367
           (Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code):  818-226-1968


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the
    Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the
    Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
---------------------------------------------------------

On November 15, 2004, HemaCare Corporation issued a press release announcing financial results for the third quarter of 2004. A copy is attached as Exhbit 99.1 to this report and is incorporated herein by reference.

Attached to the Release is a table of condensed consolidated financial data. This table inadvertantly indicated that Other Income for the nine month period ended September 30, 2004 was zero instead of the correct amount of $167,000.
All of the other numbers presented in the table of condensed consolidated financial data are correct as originally published and are unaffected by this correction. The information corrected in this Current Report on Form 8-K was accurately reported in the Company's report on Form 10-Q filed with the SEC on September 15, 2004.

On November 15, 2004, HemaCare Corporation held an investor conference call discussing the financial results for the third quarter of 2004. A transcript, of the presentations given by Ms. Judi Irving, CEO, and Robert S. Chilton, CFO, is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibits, will not be treated as "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.


Item 9.01 Financial Statements and Exhibits
-------------------------------------------

(c)  Exhibits

Exhibit
Number        Description
--------      ---------------------------------------------

99.1          Press Release dated November 15, 2004.

99.2 Transcript of the presentations given by Judi Irving, CEO, and Robert S. Chilton,
              CFO, at a conference call conducted by
              HemaCare Corporation on November 15, 2004


                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				     HEMACARE CORPORATION
	                                (Registrant)

Date: November 15, 2004	       By:  /s/ Robert S. Chilton
                                   _______________________________
			           Robert S. Chilton,
	                           Chief Financial Officer


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

                      EXHIBIT INDEX

Exhibit
Number        Description
--------      ---------------------------------------------

99.1          Press Release dated November 15, 2004.

99.2 Transcript of the presentations given by Judi Irving, CEO, and Robert S. Chilton,
              CFO, at a conference call conducted by
              HemaCare Corporation on November 15, 2004


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